UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 30, 2008

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-33008 (Commission File Number)	98-0221142 (IRS Employer Identification #)

Plaza America Tower I 11700 Plaza America Drive, Suite 1010 Reston, Virginia (Address of Principal Executive Offices)		20190 (Zip Code)

(703) 964-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

In order to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“Code”), on December 30, 2008, ICO Global Communications (Holdings) Limited (“Company”) amended the employment agreements for existing executive officers of the Company (“Amendments”).  The Amendments, executed either directly with the Company or its through its subsidiary ICO Satellite Services G.P., apply effective December 30, 2008 to each of the following: J. Timothy Bryan, Chief Executive Officer; Craig Jorgens, President; John L. Flynn, Executive Vice President, General Counsel and Corporate Secretary; Michael P. Corkery, Executive Vice President, Chief Financial Officer; David Bagley, Senior Vice President, Corporate Development; Robert S. Day, Jr., Senior Vice President, Space Systems; Suzanne Hutchings Malloy, Senior Vice President, Regulatory Affairs; and David Zufall, Senior Vice President, Network Systems (each an “Executive” and together the “Executives”).  The Amendments provide additional clarity to ensure that all of the employment agreements for the Executives meet the provisions of Section 409A of the Code.  The Amendments do not otherwise alter any material provisions of the employment agreements.

The summary of the Amendments set forth above are qualified in their entirety by reference to the text of each Amendment, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.28.1, Exhibit 10.29.1, Exhibit 10.30.1, Exhibit 10.32.1, Exhibit 10.42.1, Exhibit 10.37.1, Exhibit 10.38.1 and Exhibit 10.40.1, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.28.1	Amendment to Executive Employment Letter dated as of December 30, 2008 by and between ICO Global Communications (Holdings) Limited and J. Timothy Bryan.

10.29.1	Amendment to Executive Employment Letter dated as of December 30, 2008 by and between ICO Satellite Services G.P. and David Bagley.

10.30.1	Amendment to Executive Employment Letter dated as of December 30, 2008 by and between ICO Satellite Services G.P. and Suzanne Hutchings Malloy.

10.32.1	Amendment to Executive Employment Letter dated as of December 30, 2008 by and between ICO Global Communications (Holdings) Limited and Robert Day.

10.34.1	Amendment to Executive Employment Letter dated as of December 30, 2008 by and between ICO Satellite Services G.P. and David Zufall.

10.37.1	Amendment to Executive Employment Letter dated as of December 30, 2008 by and between ICO Global Communications (Holdings) Limited and Craig Jorgens.

10.38.1	Amendment to Executive Employment Letter dated as of December 30, 2008 by and between ICO Global Communications (Holdings) Limited and John Flynn.

10.40.1	Amendment to Executive Employment Letter dated as of December 30, 2008 by and between ICO Satellite Services G.P. and Michael P. Corkery.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED (Registrant)

	By:	/s/ John L. Flynn
January 6, 2009		John L. Flynn Executive Vice President, General Counsel and Corporate Secretary